                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement        [ ] Confidential, for Use of the
[ ]   Definitive Proxy Statement             Commission Only (as permitted
[ ]   Definitive Additional Materials        by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      240.14a-11(c) or 240.14a-12

                         WESTERN ASSET PREMIER BOND FUND
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                        WESTERN ASSET PREMIER BOND FUND
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 4, 2004
                            ------------------------

To the Shareholders of
WESTERN ASSET PREMIER BOND FUND

     The Annual Meeting of Shareholders of Western Asset Premier Bond Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 4, 2004 at 8:00 a.m., California time, for the following purposes:

          (1) Electing two Trustees, each to hold office for the term indicated;

          (2) Approving an amendment to the Trust's Agreement and Declaration of Trust in order to declassify the Board of Trustees of the Fund;

          (3) Approving an amendment to the Trust's Agreement and Declaration of Trust relating to a Trustee's standard of care and right to indemnification in connection with his or her service to the Fund; and

          (4) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 10, 2004 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Trustees

                                           Lisa G. Mrozek, Secretary

Pasadena, California
March   , 2004

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        WESTERN ASSET PREMIER BOND FUND
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101
                            ------------------------

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund to be held on May 4, 2004 at 8:00 a.m., California time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, shareholders of the Fund will be asked to consider (1) the re-election of Anita L. DeFrantz and William G. McGagh to the Board of Trustees of the Fund, (2) the approval of an amendment to the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") in order to declassify the Board of Trustees and (3) the approval of an amendment to the Declaration of Trust relating to a Trustee's standard of care and right to indemnification in connection with his or her service to the Fund. This Proxy Statement and the form of proxy were first mailed to
shareholders on or about March   , 2004.

     The Board of Trustees has fixed the close of business on March 10, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on that date, the Fund had issued and outstanding 11,355,366 common shares of beneficial interest, no par value ("Common Shares"), and 2,880 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund. As of the close of business on March 10, 2004, no person owned of record or, to the knowledge of the Fund, owned beneficially more than five percent (5%) of the outstanding Shares of either class, except that Cede & Co., as nominee for
participants in The Depository Trust Company, held of record           Common
Shares (representing approximately   % of the outstanding Common Shares) and all
2,880 outstanding Preferred Shares. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     Shareholders of the Fund as of the close of business on March 10, 2004 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, on each matter to which they are entitled to vote, with no cumulative voting rights. As summarized in the table below, holders of the Preferred Shares ("Preferred Shareholders"), voting as a single class, have the right to vote on the election of William G. McGagh as a Trustee. The holders of the Common Shares ("Common Shareholders") do not have the right to vote with respect to the election of Mr. McGagh. Common Shareholders and

Preferred Shareholders will vote as a single class on the election of Anita L. DeFrantz as a Trustee and on Proposals 2 and 3 described in this Proxy Statement.

                  PROPOSAL                     COMMON SHAREHOLDERS   PREFERRED SHAREHOLDERS
                  --------                     -------------------   ----------------------
- Proposal 1: Election of Anita L DeFrantz...      (check mark)           (check mark)
- Proposal 1: Election of William G McGagh...           X                 (check mark)
- Proposal 2: Approval of an amendment to the
  Declaration of Trust in order to declassify
  the Board of Trustees......................      (check mark)           (check mark)
- Proposal 3: Approval of an amendment to the
  Declaration of Trust relating to a
  Trustee's standard of care and right to
  indemnification in connection with his or
  her service to the Fund....................      (check mark)           (check mark)

     Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting, except that thirty percent (30%) of the Preferred Shares entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of Mr. McGagh as a Trustee. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund, who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc. ("GS"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay GS a fee that is not expected to exceed $2,000. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of GS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected, but will have the effect of a negative vote on Proposals 2 and 3.

     James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Hirschmann and Mesdames Mrozek and Harker are each officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the approval of each of Proposals 1, 2 and 3. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In matters other than the proposals described in this Proxy Statement, except where a different vote is required by any provision of law or the Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting shall decide any question.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     In accordance with the Declaration of Trust, the Trustees have been divided into the following three classes (each a "Class"): Class I, whose term will expire at the 2006 annual meeting of shareholders; Class II, whose term will expire at the Annual Meeting; and Class III, whose term will expire at the Fund's 2005 annual meeting of shareholders. At each annual meeting successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. However, if the proposed declassification of the Fund's Board of Trustees described in Proposal 2 of this Proxy Statement is approved, then all of the Trustees would stand for election at each annual meeting beginning in 2005, rather than serve the remainder of their respective terms. In either case, each Trustee will serve until the expiration of his or her term and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     The following table sets forth the nominees who will stand for election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:

                     TRUSTEE                        CLASS     EXPIRATION OF TERM IF ELECTED
                     -------                       --------   -----------------------------
Anita L. DeFrantz................................  Class II        2007 Annual Meeting
William G. McGagh................................  Class II        2007 Annual Meeting

     Under the Fund's classified Board structure, ordinarily only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" measure, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management. As described in Proposal 2 below, it is currently proposed that this classified Board structure be removed.

     It is the intention of the persons designated as proxies in the proxy, unless otherwise directed therein, to vote at the Annual Meeting for the election of Ms. DeFrantz and Mr. McGagh. Each of the nominees has agreed to serve if elected at the Annual Meeting. If either nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees is set forth below. No Trustee of the Fund serves as an officer of the Fund. Of the Trustees listed below, only Ms. DeFrantz and Mr. McGagh are nominees for election at the Annual Meeting. The address of each Trustee is c/o the Fund at its principal business address listed above.

                                                                                NUMBER OF
                                                                                PORTFOLIOS                     SHARES
                                                                                 IN FUND         OTHER      BENEFICIALLY
                                       TERM OF OFFICE                           COMPLEX**    DIRECTORSHIPS    OWNED ON
                       POSITION(S)     AND LENGTH OF    PRINCIPAL OCCUPATIONS    OVERSEEN       HELD BY       MARCH 1,
NAME AND AGE          HELD WITH FUND    TIME SERVED*   DURING THE PAST 5 YEARS  BY TRUSTEE      TRUSTEE         2004
------------          --------------   --------------  -----------------------  ----------   -------------  ------------
Ronald J. Arnault      Trustee         Term expires    Retired (1996)              14
Age 60                 (Class I)       in 2006;        Executive Vice
                       (2)             served since    President, Chief
                                       2002            Financial Officer and
                                                       Director of Atlantic
                                                       Richfield Company.
John E. Bryson         Trustee         Term expires    Chairman and CEO,           14        Director of
Age 60                 (Class I)       in 2006;        Edison International                  The Boeing
                       (1)(3)(4)       served since    (electric power                       Company and
                                       2002            generator, distributor                The Walt
                                                       and structured finance                Disney
                                                       provider) (since 1990);               Company.
                                                       Chairman of Southern
                                                       California Edison
                                                       Company (1990-1999 and
                                                       2003-present); Chief
                                                       Executive Officer of
                                                       Southern California
                                                       Edison Company (1990 to
                                                       1999).

                                                                                NUMBER OF
                                                                                PORTFOLIOS                     SHARES
                                                                                 IN FUND         OTHER      BENEFICIALLY
                                       TERM OF OFFICE                           COMPLEX**    DIRECTORSHIPS    OWNED ON
                       POSITION(S)     AND LENGTH OF    PRINCIPAL OCCUPATIONS    OVERSEEN       HELD BY       MARCH 1,
NAME AND AGE          HELD WITH FUND    TIME SERVED*   DURING THE PAST 5 YEARS  BY TRUSTEE      TRUSTEE         2004
------------          --------------   --------------  -----------------------  ----------   -------------  ------------
Anita L. DeFrantz      Trustee and     Term expires    President, since 1987,      14
Age 51                 Nominee         at the Annual   and Director, since
                       (Class II)      Meeting;        1990, Amateur Athletic
                       (2)             served since    Foundation of Los
                                       2002            Angeles; President and
                                                       Director, Kids in
                                                       Sports, since 1994;
                                                       Vice President and
                                                       Director, International
                                                       Rowing Federation,
                                                       since 1997; Member,
                                                       International Olympic
                                                       Committee ("IOC"),
                                                       since 1986; Member, IOC
                                                       Executive Board,
                                                       1992-2001; Member, U.S.
                                                       Olympic Committee
                                                       ("USOC"), since 1976;
                                                       Member, USOC Executive
                                                       Board, since 1977.
William G. McGagh      Trustee and     Term expires    Consultant, McGagh          14
Age 74                 Nominee         at the Annual   Associates (corporate
                       (Class II)      Meeting;        financial consulting),
                       (1)(4)          served since    since 1989; Chairman of
                                       2002            the Board of the John
                                                       Tracy Clinic; Chairman
                                                       of the Board of the Los
                                                       Angeles Orthopedic
                                                       Hospital. Formerly:
                                                       Senior Vice President,
                                                       Chief Financial Officer
                                                       and Director of
                                                       Northrop Grumman Corp.
                                                       (defense, aerospace and
                                                       cyberspace products).

                                                                                NUMBER OF
                                                                                PORTFOLIOS                     SHARES
                                                                                 IN FUND         OTHER      BENEFICIALLY
                                       TERM OF OFFICE                           COMPLEX**    DIRECTORSHIPS    OWNED ON
                       POSITION(S)     AND LENGTH OF    PRINCIPAL OCCUPATIONS    OVERSEEN       HELD BY       MARCH 1,
NAME AND AGE          HELD WITH FUND    TIME SERVED*   DURING THE PAST 5 YEARS  BY TRUSTEE      TRUSTEE         2004
------------          --------------   --------------  -----------------------  ----------   -------------  ------------
William E. B. Siart    Trustee         Term expires    Chairman, Walt Disney       14        Director of
Age 57                 (Class III)     in 2005;        Concert Hall, Inc.,                   Sybron Dental
                       (1)(2)(3)(4)    served since    since 1998; Chairman,                 Specialties,
                                       2002            since 2000, President                 Inc.
                                                       and Chief Executive
                                                       Officer (1998-2000),
                                                       Excellent Education
                                                       Development. Formerly:
                                                       Chairman and Chief
                                                       Executive Officer,
                                                       First Interstate
                                                       Bancorp.
Louis A. Simpson       (Trustee        Term expires    President and Chief         14        Director of
Age 67                 (Class III)     in 2005;        Executive Officer,                    ResMed Inc.
                       (2)(3)(4)       served since    Capital Operations,
                                       2002            GEICO Corporation,
                                                       since 1993. Formerly:
                                                       President and Chief
                                                       Executive Officer, the
                                                       Investment Adviser
                                                       (1977-1979).

---------------
(1) Member of the Executive Committee of the Board of Trustees.

(2) Member of the Audit Committee of the Board of Trustees.

(3) Member of the Governance and Nominating Committee of the Board of Trustees.

(4) Member of the Compensation Committee of the Board of Trustees.

 * If the proposed declassification of the Fund's Board of Trustees described in Proposal 2 of this Proxy Statement is approved, each Trustee's term will expire in 2005, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

** Each Trustee also serves as a Director for Pacific American Income Shares, Inc. (closed-end investment company) and Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Fund's investment adviser, Western Asset Management Company (the "Investment Adviser"), and the Fund's subadviser, Western Asset Management Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Pacific American Income Shares, Inc. and as subadviser to one or more series of Western Asset Funds, Inc.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2004 by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee in the same "family of investment companies."

                                                     DOLLAR RANGE    AGGREGATE DOLLAR RANGE OF EQUITY
                                                       OF EQUITY     SECURITIES IN ALL FUNDS OVERSEEN
                                                     SECURITIES IN   OR TO BE OVERSEEN BY TRUSTEE IN
                  NAME OF NOMINEE                      THE FUND       FAMILY OF INVESTMENT COMPANIES
                  ---------------                    -------------   --------------------------------
Ronald J. Arnault..................................
John E. Bryson.....................................        0                 $10,001 - $50,000
Anita L. DeFrantz..................................
William G. McGagh..................................        0                 $10,001 > $50,000
William E. B. Siart................................        0                $50,001 - $100,000
Louis A. Simpson...................................        0                        > $100,000

     As of March 1, 2004, all Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares on such date.

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Siart and Simpson and Ms. DeFrantz. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit and approves services proposed to be performed by those accountants on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountants' independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.
                                          Ronald J. Arnault (Chairman)
                                          Anita L. DeFrantz
                                          William E. B. Siart
                                          Louis A. Simpson

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Bryson, Siart and Simpson. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which is included as Appendix B to this Proxy Statement. The Fund does not currently maintain a website on which the charter is made available.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board of Trustees' composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the

Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter (see Appendix B to this Proxy Statement). The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

     Executive Committee. The Board of Trustees has established an Executive Committee consisting of Messrs. Bryson, McGagh and Siart. The Executive Committee may meet from time to time between Board meetings in order to consider relevant items requiring its consideration.

     Compensation Committee. The Board of Trustees has established a Compensation Committee consisting of Messrs. Bryson, McGagh, Siart and Simpson. The Compensation Committee meets to review and make recommendations to the Board with respect to Trustee compensation for services to the Fund.

     Meetings. During 2003, the Board of Trustees held five meetings, the Audit Committee held five meetings, the Governance and Nominating Committee held four meetings, the Compensation Committee held one meeting, and the Executive Committee did not meet. Each Trustee attended each of the meetings of the Board of Trustees and the Committees of the Board of Trustees on which he or she served. Although the Fund's policies do not require the Trustees to attend the Fund's annual shareholder meetings, annual meetings are generally held in connection with a regularly scheduled meeting of the Board of Trustees in order to facilitate attendance. Each current Trustee attended the Fund's first annual shareholder meeting in May 2003.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, to the principal executive offices of the Fund. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

     Trustee Compensation. Effective February 2004, each Trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadviser receives an aggregate fee of $40,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Pacific American Income Shares, Inc. Each Trustee also receives a fee of $5,000 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit

Committee each receive an additional $10,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Pacific American Income Shares, Inc. according to each such investment company's net assets.

     For the fiscal year ended December 31, 2003, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Directors of other funds in the same "Fund Complex."

                                AGGREGATE     PENSION OR RETIREMENT      ESTIMATED       TOTAL COMPENSATION
                               COMPENSATION    BENEFITS ACCRUED AS        ANNUAL           FROM THE FUND
                                 FROM THE        PART OF FUND'S        BENEFITS UPON    AND ITS FUND COMPLEX
       NAME OF PERSON              FUND             EXPENSES            RETIREMENT      PAID TO TRUSTEES(1)
       --------------          ------------   ---------------------   ---------------   --------------------
Ronald J. Arnault............    $18,000               $0                   $0                $56,500
John E. Bryson...............    $15,000               $0                   $0                $49,000
Anita L. DeFrantz............    $15,000               $0                   $0                $50,500
William G. McGagh............    $16,000               $0                   $0                $54,500
William E. B. Siart..........    $17,000               $0                   $0                $55,000
Louis A. Simpson.............    $17,000               $0                   $0                $55,000

---------------
(1) Includes amounts received in 2003 from the Fund and from Pacific American Income Shares, Inc. and Western Asset Funds, Inc., which are considered part of the same Fund Complex as the Fund. Effective February 2004, the Trustees will earn compensation for their service as described in the preceding paragraph.

     During 2003, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

     Required Vote. Election of Ms. DeFrantz to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Shares voted on the election of Trustees at the Annual Meeting, in person or by proxy. Election of Mr. McGagh to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Preferred Shares (voting as a separate class) voted for the election of Trustees at the Annual Meeting, in person or by proxy. The Trustees unanimously recommend that shareholders vote to re-elect Ms. DeFrantz and Mr. McGagh to the Board of Trustees.

                                   PROPOSAL 2

                  PROPOSAL TO DECLASSIFY THE BOARD OF TRUSTEES

     The Trustees of the Fund are proposing to declassify the Fund's Board of Trustees. As described under Proposal 1 above, under the current classified Board structure, the Trustees are divided into three Classes, with each Class serving a three-year term. The classified structure of the Board of Trustees results in Trustees serving staggered terms, with approximately one-third of the Trustees up for re-election at any given annual meeting. If the proposed declassification is approved, all of the Trustees would stand for election at each annual meeting beginning in 2005 rather than serve the remainder of their respective terms. If elected, each Trustee would serve until the next meeting of shareholders of the Fund at which Trustees are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns, retires or is disqualified or removed from office.

     The Fund's Board of Trustees was originally structured on a classified basis at the time of the Fund's initial public offering. This structure, which may be regarded as an "anti-takeover" measure, was intended (i) to make it more difficult for a shareholder of the Fund to obtain control of the Board of Trustees of the Fund and, thus, (ii) to promote the continuity of management and enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. Declassification of the Board offers shareholders more frequent opportunities to consider and vote on the Fund's Trustees.

     This change will require an amendment to the Declaration of Trust to reflect the conversion of the Fund's Board of Trustees into an unclassified Board. At the Annual Meeting, shareholders will be asked to authorize the Trustees to effect such an amendment to the Declaration of Trust. In the event that shareholders do not approve the declassification of the Board of Trustees, the Trustees would continue to be divided into three classes, with each class serving a three-year term as described in Proposal 1 above.

     Proposed Vote. Approval of Proposal 2 will require the affirmative vote of a majority of the Fund's Shares entitled to vote on the matter. The Trustees unanimously recommend that shareholders vote for Proposal 2 and the resulting declassification of the Fund's Board of Trustees.

                                   PROPOSAL 3

                    PROPOSAL TO APPROVE AN AMENDMENT TO THE
           DECLARATION OF TRUST RELATING TO LIABILITY OF THE TRUSTEES

     The Trustees are proposing to amend the Declaration of Trust to add a provision intended to clarify that all Trustees are held to the same standard of care, have the same duties and obligations and have the same rights to indemnification, including those Trustees who bring special skills or expertise to the Board or who take on additional responsibilities for the Fund. If Proposal 3 is approved, the following provision would be added to the Declaration of Trust:

     "For the sake of clarification and without limiting any foregoing provision, the appointment, designation or identification of a Trustee as the chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall
     (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled."

     The proposed change is designed to encourage current Trustees to take on (or continue to take on) additional responsibilities for the Fund, and may help the Fund to continue to attract qualified Trustee candidates. If Proposal 3 is approved, a Trustee may under certain circumstances be protected from liability to which he or she could potentially have been subject in the absence of the provision.

     Proposed Vote. Approval of Proposal 3 will require the affirmative vote of a majority of the Fund's Shares entitled to vote on the matter. The Trustees unanimously recommend that shareholders vote for Proposal 3.

                     INFORMATION CONCERNING THE INVESTMENT
                 ADVISER AND SUBADVISER AND THE FUND'S OFFICERS

     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser's address is 155 Bishopsgate, London, England EC2N3TY.

     Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. The address of each officer is c/o the Fund at the address listed above.

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
     ------------        ----------------  -----------------  -----------------------   -------------
James W. Hirschmann III     President      Served since       Director, President and
Age 43                                     2001.              Chief Executive Officer
                                                              of the Investment
                                                              Adviser, March 1999 to
                                                              present; Director of
                                                              the Subadviser, 1999 to
                                                              present; Member, Board
                                                              of Directors of Medical
                                                              Simulation Corporation;
                                                              Member, Board of
                                                              Trustees of Widener
                                                              College; President,
                                                              Western Asset Funds,
                                                              Inc. and Pacific
                                                              American Income Shares,
                                                              Inc. Formerly: Managing
                                                              Director of the
                                                              Subadviser, 1996-1999;
                                                              Director of Marketing
                                                              of the Investment
                                                              Adviser, April 1989 to
                                                              1998; Vice President
                                                              and Director of
                                                              Marketing, Financial
                                                              Trust Corporation (bank
                                                              holding company), 1988
                                                              to 1989; Vice President
                                                              of Marketing
                                                              Atalanta/Sosnoff
                                                              Capital (investment
                                                              management company),
                                                              1986 to 1988.

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
     ------------        ----------------  -----------------  -----------------------   -------------
Ilene S. Harker           Vice President   Served since       Head of Enterprise Risk
Age 49                                     2001.              of the Investment
                                                              Adviser, 2003 to
                                                              present; Vice
                                                              President, Western
                                                              Asset Funds, Inc., 1990
                                                              to present, and Pacific
                                                              American Income Shares,
                                                              Inc., 1996 to present.
                                                              Formerly: Secretary and
                                                              Director of Compliance
                                                              and Controls of the
                                                              Investment Adviser,
                                                              1978 to 2003; Secretary
                                                              of Western Asset Funds,
                                                              Inc. and Pacific
                                                              American Income Shares,
                                                              Inc., 1993 to 1996.

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
     ------------        ----------------  -----------------  -----------------------   -------------
S. Kenneth Leech          Vice President   Served since       Chief Investment
Age 49                                     2001.              Officer of the
                                                              Investment Adviser,
                                                              1998 to present; Vice
                                                              President, Western
                                                              Asset Funds, Inc. and
                                                              Pacific American Income
                                                              Shares, Inc. Formerly:
                                                              Director of Portfolio
                                                              Management of the
                                                              Investment Adviser,
                                                              1990 to 1998; Senior
                                                              Trader, Greenwich
                                                              Capital, 1988 to 1990;
                                                              Fixed Income Manager of
                                                              The First Boston
                                                              Corporation (holding
                                                              company; stock and bond
                                                              dealers), 1980 to 1987;
                                                              Portfolio Manager of
                                                              National Bank of
                                                              Detroit, 1977 to 1980.

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
     ------------        ----------------  -----------------  -----------------------   -------------
Marie K. Karpinski        Treasurer and    Served since       Vice President, Legg           500
Age 55                      Principal      2001.              Mason Wood Walker,
                          Financial and                       Incorporated (1992 to
                            Accounting                        present); Vice
                             Officer                          President and Treasurer
                                                              of all Legg Mason
                                                              retail funds (open-end
                                                              investment companies),
                                                              1986 to present; Vice
                                                              President and Treasurer
                                                              of Legg Mason Charles
                                                              Street Trust, Inc.
                                                              (open-end investment
                                                              company), 1998 to
                                                              present; Vice
                                                              President, Treasurer
                                                              and Principal Financial
                                                              and Accounting Officer,
                                                              Western Asset Funds,
                                                              Inc., 1990 to present;
                                                              Treasurer and Principal
                                                              Financial and
                                                              Accounting Officer of
                                                              Pacific American Income
                                                              Shares, Inc., 2001 to
                                                              present, Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund, 2003 to present,
                                                              and Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund 2,

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
     ------------        ----------------  -----------------  -----------------------   -------------
                                                              2004 to present.
                                                              Formerly: Assistant
                                                              Treasurer of the
                                                              Company, 1988 to 2001.

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
     ------------        ----------------  -----------------  -----------------------   -------------
Erin K. Morris              Assistant      Served since       Assistant Vice
Age 37                      Treasurer      2001.              President of Legg Mason
                                                              Wood Walker,
                                                              Incorporated, 2002 to
                                                              present; Assistant
                                                              Treasurer (2001 to
                                                              present) of: Legg Mason
                                                              Income Trust, Inc.,
                                                              Legg Mason Cash Reserve
                                                              Trust, Legg Mason Tax
                                                              Exempt Trust, Inc.,
                                                              Legg Mason Tax-Free
                                                              Income Fund, Pacific
                                                              American Income Shares,
                                                              Inc. and Western Asset
                                                              Funds, Inc.; Assistant
                                                              Treasurer of Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund, 2003 to present
                                                              and Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund 2, 2004 to
                                                              present. Manager, Fund
                                                              Accounting, Legg Mason
                                                              Wood Walker,
                                                              Incorporated (2000 to
                                                              present). Formerly:
                                                              Assistant Manager, Fund
                                                              Accounting, Legg Mason
                                                              Wood Walker,
                                                              Incorporated

                                                                                           SHARES
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
     ------------        ----------------  -----------------  -----------------------   -------------
                                                              (1993 to 2000).
Lisa G. Mrozek              Secretary      Served since       Senior Compliance
Age 41                                     2001.              Officer of the
                                                              Investment Adviser;
                                                              President of the Board
                                                              of Directors of
                                                              California Dollars for
                                                              Scholars; Member of the
                                                              Board of Trustees of
                                                              Scholarship America;
                                                              Secretary, Western
                                                              Asset Funds, Inc. and
                                                              Pacific American Income
                                                              Shares, Inc. Formerly:
                                                              Assistant Vice
                                                              President, Fund
                                                              Business Management,
                                                              Capital Research and
                                                              Management Company (an
                                                              investment management
                                                              firm), 1990 to 1999.

---------------

(1) Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                 SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2005 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting must be
delivered to the Secretary of the Fund not less than 120 days prior to March   ,
2005.

     Shareholders who wish to make a proposal at the 2005 Annual
Meeting -- other than one that will be included in the Fund's proxy
materials -- should notify the Fund not less than 45 days prior to March   ,
2005.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2005 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no
earlier than February   , 2005 and no later than March   , 2005.

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's officers and Trustees, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2003, all such filing requirements were met.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2003 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Premier Bond Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 866-290-4386.

                            INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent public accountants of the Fund for the fiscal year ending December 31, 2004, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to removal by a majority of the outstanding Shares of the Fund. Representatives of Price-waterhouseCoopers LLP are currently expected to attend the meeting, and may, as they see fit, make a statement and/or respond to appropriate questions.

     The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED  AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------  ----------   ------------------   --------   --------------
December 31, 2002   $23,300          $18,785           $800          N/A
December 31, 2003   $26,900          $ 8,700           $870          N/A

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including review of the rating agency compliance testing for the Fund's Preferred Shares and audit test pricing of the Fund's holdings at an interim date.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the fiscal years ended December 31, 2002 and December 31, 2003, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $562,238 and $892,920, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate").

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any Service Affiliate, to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. The percentage of "Audit-Related Fees," "Tax-Fees" and "Other Fees" set forth in the table above that were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(c) was zero.

     PricewaterhouseCoopers LLP did not bill fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's last two fiscal years.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since May 6, 2003 to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or, even if a quorum is so present, in the event that sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting will be acted upon and such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                           By Order of the Board of Trustees

                                           Lisa G. Mrozek, Secretary

March   , 2004

                                                                      APPENDIX A

                      PACIFIC AMERICAN INCOME SHARES, INC.
                           WESTERN ASSET FUNDS, INC.
                 WESTERN ASSET PREMIER BOND FUND (THE "FUNDS")

                            AUDIT COMMITTEE CHARTER

                        REVISED AS OF FEBRUARY 10, 2004

     The respective Boards of Directors/Trustees (each a "Board") of Pacific American Income Shares, Inc., Western Asset Funds, Inc. and Western Asset Premier Bond Fund have adopted this Charter to govern the activities of the Audit Committee of the Boards with respect to their oversight of the Funds. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

     The Audit Committee of the Board shall be comprised entirely of "independent" Directors/Trustees, as such term is interpreted for purposes of
Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the "Exchange"). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

     The purposes of the Audit Committee shall be:

          (a) to assist with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors;

          (b) to oversee generally the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers;

          (c) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof;

          (d) to act as a liaison between the Fund's independent auditors and the full Board; and

          (e) to prepare the report required by applicable rules of the Securities and Exchange Commission to be included in the annual proxy statements of Pacific American Income Shares, Inc. and Western Asset Premier Bond Fund.

     To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

          (a) be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are provided by applicable law.

          (b) consider the independence of the Fund's independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

          (c) meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and the responses of LM Fund Adviser, Inc. ("LMFA"), Western Asset Management Company ("Western Asset"), and Western Asset Management Company Limited ("WAML," and together with LMFA and Western Asset, the "Managers"), as applicable, thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and the Fund's shareholders.

          (d) discuss with management and the independent auditors the Fund's annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (e) discuss with management the Fund's semi-annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (f) review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management's selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund's financial statements.

          (g) consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

          (h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service.

          (i) establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

          (j) if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

          (k) obtain and review at least annually a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures and (ii) any material issues raised by the independent auditors' most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

          (l) review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

          (m) discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

          (n) discuss with management its guidelines and policies with respect to risk assessment and risk management.

          (o) review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund's financial policies and procedures or internal accounting controls.

          (p) report its activities to the full Board on a regular basis.

     The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee with respect to Pacific American Income Shares, Inc. or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Audit Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

     At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Managers as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund's independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund's service providers or the Fund's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Managers or the Fund's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Managers to maintain appropriate systems for accounting and internal control; the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management's and the independent auditors' responsibility to determine that the Fund's financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of a Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

     The performance of the Audit Committee shall be reviewed at least annually by the Board.

                                                                      APPENDIX B

                      PACIFIC AMERICAN INCOME SHARES, INC.
                           WESTERN ASSET FUNDS, INC.
                        WESTERN ASSET PREMIER BOND FUND

                  GOVERNANCE AND NOMINATING COMMITTEE CHARTER

                            AS OF FEBRUARY 10, 2004

Purposes and Organization

     The purpose of the Governance and Nominating Committee of the respective Boards of Directors/ Trustees (each a "Board") of Pacific American Income Shares, Inc., Western Asset Funds, Inc., and Western Asset Premier Bond Fund (each a "Fund") is to review matters pertaining to the composition, committees, and operations of the Boards. Members of the Committee may not be "interested persons" of a Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) This Charter applies separately to each Fund and its Governance and Nominating Committee, and shall be interpreted accordingly. The Committee shall have the following duties and powers:

          (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

          (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to Pacific American Income Shares, Inc. or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent

---------------

(1) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

thereto in writing. Any action of the Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Director/Trustee Nominees

     The Committee requires that Director/Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

Identification of Nominees

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund's current Directors/Trustees, (ii) a Fund's officers, (iii) a Fund's investment adviser(s), (iv) a Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

                                                                      APPENDIX A

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                           (AS OF FEBRUARY 10, 2004)

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

          1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

          2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

          3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director/trustee nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director/trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder;

     and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                         WESTERN ASSET PREMIER BOND FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are several issues related to the management and operation of your Fund that require your immediate attention and approval. These matters are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 4, 2004.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Premier Bond Fund

                                   DETACH HERE

-------------------------------------------------------------------------------

                         WESTERN ASSET PREMIER BOND FUND
                                  COMMON SHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 4, 2004

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                   TRUSTEES OF WESTERN ASSET PREMIER BOND FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 4, 2004, at 8:00 a.m., California time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Proxy Statement of the Fund dated March __, 2004, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

WESTERN ASSET PREMIER BOND FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]   Please mark
      vote as in
      this example


WESTERN ASSET PREMIER BOND FUND


1. Election of Class II Trustee.

   (01) ANITA L. DEFRANTZ

      FOR [  ]          [  ] WITHHELD

2. Amendment to the Fund's Amended and Restated Agreement and Declaration of Trust to Declassify the Board of Trustees.

      FOR [  ]    AGAINST [  ]         ABSTAIN [  ]

3. Amendment to the Fund's Amended and Restated Agreement and Declaration of Trust Relating to a Trustee's standard of care and right to indemnification in connection with his or her service to the Fund.

      FOR [  ]    AGAINST [  ]         ABSTAIN [  ]

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED ABOVE.

Please be sure to sign and date this Proxy.

Signature:                              Date:
          ----------------------------        -----------
Signature:                              Date:
          ----------------------------        -----------

                         WESTERN ASSET PREMIER BOND FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are several issues related to the management and operation of your Fund that require your immediate attention and approval. These matters are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detached it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 4, 2004.

Thank you in advance for your prompt consideration of this matter.

Sincerely,



Western Asset Premier Bond Fund

                                   DETACH HERE

-------------------------------------------------------------------------------

                         WESTERN ASSET PREMIER BOND FUND
                                PREFERRED SHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 4, 2004

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                   TRUSTEES OF WESTERN ASSET PREMIER BOND FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 4, 2004, at 8:00 a.m., California time, and at any adjournments thereof, and there at to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Proxy Statement of the Fund dated March __, 2004, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

WESTERN ASSET PREMIER BOND FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]   Please mark
      vote as in
      this example


WESTERN ASSET PREMIER BOND FUND


1. Election of Class II Trustees.

   (01) ANITA L. DEFRANTZ
   (02) WILLIAM G. MCGAGH

      FOR [ ]           [ ] WITHHELD
      ALL               FROM ALL
      NOMINEES          NOMINEES

      [ ] For all nominees except as noted above

2. Amendment to the Fund's Amended and Restated Agreement and Declaration of Trust to Declassify the Board of Trustees.

      FOR [ ]    AGAINST [ ]            ABSTAIN [ ]

3. Amendment to the Fund's Amended and Restated Agreement and Declaration of Trust Relating to a Trustee's standard of care and right to indemnification in connection with his or her service to the Fund.

      FOR [ ]    AGAINST [ ]            ABSTAIN [ ]

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED ABOVE.

Please be sure to sign and date this Proxy.

Signature: --------------------------------- Date: -----------

Signature: --------------------------------- Date: -----------